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                                                 Reg. No. 33-43763, Rule 497(e)

        SUPPLEMENT DATED OCTOBER 1, 1996, TO MAY 1, 1996, PROSPECTUS FOR
                       FIRST UNUM LIFE INSURANCE COMPANY
                        GROUP VARIABLE ANNUITY CONTRACT
                             VA-I SEPARATE ACCOUNT

The following information supplements First UNUM's VA-I Separate Account prospectus and should be read in conjunction with it.

On October 1, 1996 (the "Closing Date"), First UNUM Life Insurance Company ("First UNUM") completed the sale of its tax-sheltered annuity business to Lincoln Life & Annuity Company of New York ("Lincoln-NY"). See "Acquisition Agreement with The Lincoln National Life Insurance Company" at pp. 12-13 of the Prospectus.

Effective on the Closing Date, Lincoln-NY began administering the Contracts offered by the Prospectus on behalf of First UNUM. Also effective on the Closing Date, LNC Equity Sales, a broker-dealer affiliate of Lincoln-NY, replaced UNUM Sales Corporation as the principal underwriter of the Contracts. Written communications concerning contributions, withdrawals, transfers or other transactions or inquiries involving the Contracts should be sent to Lincoln-NY as agent for First UNUM at P.O. Box 9737, Portland, ME 04104-5037. Telephone calls regarding the Contracts may be made to (800) 893-7168.

Following the Closing Date, First UNUM will offer and sell the Contracts on terms that require the Contractholder and/or Participants to consent at the time of purchase of the First UNUM Contract to the subsequent transfer of the Contract to Lincoln-NY effective at such time as all necessary legal and regulatory approvals for such a transfer are received. The notification and consent procedures described at pp. 12-13 of the Prospectus for Contracts issued prior to the Closing Date will not be followed in such cases.

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